                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event
  reported): September 24, 2002


                             American Airlines, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-2691                   13-1502798
--------------------------------------------------------------------------------
(State of Incorporation)     (Commission File Number)       (IRS Employer
                                                          Identification No.)

                 4333 Amon Carter Blvd. Fort Worth, Texas 76155
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (817) 963-1234
                        --------------------------------
                         (Registrant's telephone number)

ITEM 7. EXHIBITS. The following documents are filed with reference to the Registration Statement on Form S-3 (Registration No. 333-84292) of American Airlines, Inc. ("American"):

1 Underwriting Agreement, dated as of September 17, 2002, between American and Salomon Smith Barney Inc. and J.P. Morgan Securities Inc.

4(a)(1) Pass Through Trust Agreement, dated as of March 21, 2002, between American and State Street Bank and Trust Company of Connecticut, National Association, as Trustee (the "Pass Through Trustee")

4(a)(2) Trust Supplement No. 2002-1G, dated as of September 24, 2002, between American and the Pass Through Trustee

4(a)(3) Form of American Airlines Pass Through Certificate, Series 2002-1G (included in Exhibit 4(a)(2))

4(b)(1) Intercreditor Agreement, dated as of September 24, 2002, among the Pass Through Trustee, WestLB AG, New York Branch, as Class G and Class C Primary Liquidity Provider (the "Primary Liquidity Provider"), Credit Suisse First Boston International, as Class G Above-Cap Liquidity Provider (the "Above-Cap Liquidity Provider"), State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent (the "Subordination Agent") and MBIA Insurance Corporation, as Policy Provider (the "Policy Provider")

4(c)(1) Revolving Credit Agreement (2002-1G), dated as of September 24, 2002, between the Subordination Agent and the Primary Liquidity Provider

4(d)(1) ISDA Master Agreement, dated as of September 24, 2002, between the Above-Cap Liquidity Provider and the Subordination Agent

4(d)(2) Schedule to the Master Agreement, dated as of September 24, 2002, between the Above-Cap Liquidity Provider and the Subordination Agent

4(d)(3) Class G Above-Cap Liquidity Facility Confirmation, dated September 24, 2002, from the Above-Cap Liquidity Provider to the Subordination Agent

4(e)(1) MBIA Insurance Corporation Financial Guaranty Insurance Policy, dated September 24, 2002, Policy No. 37875, issued to the Subordination Agent by the Policy Provider

4(e)(2) Insurance and Indemnity Agreement, dated as of September 24, 2002, by and among the Policy Provider, American, the Subordination Agent and the Pass Through Trustee

4(e)(3) Indemnification Agreement, dated as of September 24, 2002, by and among American, the Policy Provider, Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, Merrill Lynch Pierce Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and WestLB AG, London Branch

4(f)(1) Participation Agreement, dated as of September 24, 2002, among American, the Pass Through Trustee, the Subordination Agent, State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee (the "Loan Trustee") and State Street Bank and Trust Company of Connecticut National Association, in its individual capacity as set forth therein, relating to one Boeing 757-223 aircraft bearing United States registration number N604AA ("N604AA")

4(f)(2) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N604AA

4(f)(3) Form of Series 2002-1 Equipment Notes, relating to N604AA (included in Exhibit 4(f)(2))

23(a)      Consent, dated September 13, 2002, of Aircraft Information Services,
           Inc.

23(b)      Consent, dated September 13, 2002, of Aviation Solutions, Inc.

23(c)      Consent, dated September 13, 2002, of Morton Beyer & Agnew

23(d) Consent, dated September 16, 2002, of PricewaterhouseCoopers LLP, independent accountants for MBIA Inc. and subsidiaries and MBIA Insurance Corporation and subsidiaries

99(a)      Schedule I


         Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99(a) filed herewith contains a list of other documents applicable to the Boeing aircraft that relate to the offering of American's Pass Through Certificates, Series 2002-1, which documents are substantially identical to those applicable to the Boeing 757-223 aircraft bearing United States registration number N604AA and which are filed herewith as Exhibits 4(f)(1), 4(f)(2) and 4(f)(3). Exhibit 99(a) sets forth the details by which such other documents differ from the corresponding documents filed in respect of the aircraft bearing United States registration number N604AA.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               American Airlines, Inc.



                                               /s/ Charles D. MarLett
                                               ---------------------------------
                                               Charles D. MarLett
                                               Corporate Secretary

Dated: November 25, 2002

EXHIBIT INDEX

Exhibit
Number            Description of Document
1          Underwriting Agreement, dated as of September 17, 2002, between
           American and Salomon Smith Barney Inc. and J.P. Morgan Securities
           Inc.

4(a)(1)    Pass Through Trust Agreement, dated as of March 21, 2002, between
           American and State Street Bank and Trust Company of Connecticut,
           National Association, as Trustee (the "Pass Through Trustee")

4(a)(2)    Trust Supplement No. 2002-1G, dated as of September 24, 2002, between
           American and the Pass Through Trustee

4(a)(3)    Form of American Airlines Pass Through Certificate, Series 2002-1G
           (included in Exhibit 4(a)(2))

4(b)(1)    Intercreditor Agreement, dated as of September 24, 2002, among the
           Pass Through Trustee, WestLB AG, New York Branch, as Class G and
           Class C Primary Liquidity Provider (the "Primary Liquidity
           Provider"), Credit Suisse First Boston International, as Class G
           Above-Cap Liquidity Provider (the "Above-Cap Liquidity Provider"),
           State Street Bank and Trust Company of Connecticut, National
           Association, as Subordination Agent (the "Subordination Agent") and
           MBIA Insurance Corporation, as Policy Provider (the "Policy
           Provider")

4(c)(1) Revolving Credit Agreement (2002-1G), dated as of September 24, 2002, between the Subordination Agent and the Primary Liquidity Provider

4(d)(1)    ISDA Master Agreement, dated as of September 24, 2002, between the
           Above-Cap Liquidity Provider and the Subordination Agent

4(d)(2) Schedule to the Master Agreement, dated as of September 24, 2002, between the Above-Cap Liquidity Provider and the Subordination Agent

4(d)(3)    Class G Above-Cap Liquidity Facility Confirmation, dated September
           24, 2002, from the Above-Cap Liquidity Provider to the Subordination
           Agent

4(e)(1)    MBIA Insurance Corporation Financial Guaranty Insurance Policy, dated
           September 24, 2002, Policy No. 37875, issued to the Subordination
           Agent by the Policy Provider

4(e)(2) Insurance and Indemnity Agreement, dated as of September 24, 2002, by and among the Policy Provider, American, the Subordination Agent and the Pass Through Trustee

4(e)(3) Indemnification Agreement, dated as of September 24, 2002, by and among American, the Policy Provider, Salomon Smith Barney Inc., J.P.
           Morgan Securities Inc., Credit Suisse First Boston Corporation,
           Merrill Lynch Pierce Fenner & Smith Incorporated, Morgan Stanley &
           Co. Incorporated and WestLB AG, London Branch

4(f)(1)    Participation Agreement, dated as of September 24, 2002, among
           American, the Pass Through Trustee, the Subordination Agent, State
           Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee (the "Loan Trustee") and State Street Bank and Trust
           Company of Connecticut National Association, in its individual capacity as set forth therein, relating to one Boeing 757-223 aircraft bearing United States registration number N604AA ("N604AA")

4(f)(2) Indenture and Security Agreement, dated as of September 24, 2002, between American and the Loan Trustee, relating to N604AA

4(f)(3) Form of Series 2002-1 Equipment Notes, relating to N604AA (included in Exhibit 4(f)(2))

23(a)      Consent, dated September 13, 2002, of Aircraft Information Services,
           Inc.

23(b)      Consent, dated September 13, 2002, of Aviation Solutions, Inc.

23(c)      Consent, dated September 13, 2002, of Morton Beyer & Agnew

23(d) Consent, dated September 16, 2002, of PricewaterhouseCoopers LLP, independent accountants for MBIA Inc. and subsidiaries and MBIA
           Insurance Corporation and subsidiaries

99(a)      Schedule I